UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
Riley Exploration Permian, Inc.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Riley Exploration Permian, Inc.
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
(405) 415-8699
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
Date of Mailing: September 2, 2022
Dear Stockholders of Riley Exploration Permian, Inc.:
This notice and the accompanying information statement (the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Riley Exploration Permian, Inc., a Delaware corporation (“Riley Permian,” the “Company,” “we” or “us”) to the holders of record at the close of business on the record date, August 16, 2022 (the “Record Date”), of the company's outstanding common stock, $.001 par value per share (“Common Stock”).
The purpose of the Information Statement is to notify the Company’s stockholders that, in lieu of a meeting of the Company’s Board and a meeting of the Company’s stockholders, respectively, and pursuant to Sections 141(f), 228 and 242 of the Delaware General Corporation Law (the “DGCL”), the Board acting by written consent on August 16, 2022 (the “Board Written Consent”) and the holders of approximately 75% of our outstanding Common Stock as of the Record Date acting by written consent (the “Stockholder Written Consent”), have resolved to amend and restate the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to change the Company’s fiscal year period from October 1st through September 30th each year to January 1st through December 31st each year commencing with the 2022 calendar year (the “Bylaws Restatement”). As a result, the Company’s 2022 fiscal year will now be the period from January 1, 2022 to December 31, 2022. The full text of the Third Amended and Restated Bylaws (the “3rd Restated Bylaws”) is attached to this Information Statement as Exhibit A.
This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Information Statement constitutes further notice to you of the aforementioned corporate actions to be taken without a meeting, by less than unanimous consent of our stockholders, pursuant to Section 228 of the DGCL and our Bylaws. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Information Statement or the actions taken by the Board Written Consent and the Stockholder Written Consent with respect to the approval of the 3rd Restated Bylaws. No meeting of our stockholders will be held or proxies requested because we have received written consent to these matters from the holders of a majority of the issued and outstanding shares of our Common Stock.
In accordance with Rule 14c-2 under the Exchange Act, the actions taken by written consent described herein will become effective no earlier than 20 calendar days after the date on which this Information Statement is mailed to our stockholders. This Information Statement is first being mailed on or about September 2, 2022 to the Company’s stockholders of record as of the Record Date. We anticipate that the effective date of the actions taken by written consent described herein will be on or about September 23, 2022.
There are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in the accompanying Information Statement. Please read this Notice and the Information Statement carefully and entirely. It describes the terms of the actions taken by the stockholders. Although you will not have an opportunity to vote on the approval of the 3rd Restated Bylaws, the Information Statement contains important information about the 3rd Restated Bylaws.
By order of the Board of Directors
Very truly yours,
/s/ Bobby D. Riley
Chairman of the Board and Chief Executive Officer
September 2, 2022

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THE INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The Information Statement is dated September 2, 2022 and is first being mailed to our stockholders of record on or about September 2, 2022.

Riley Exploration Permian, Inc.
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
(405) 415-8699
INFORMATION STATEMENT
INTRODUCTION
This notice and the accompanying information statement (the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Riley Exploration Permian, Inc., a Delaware corporation (“Riley Permian,” the “Company,” “we” or “us”) to the holders of record at the close of business on the record date, August 16, 2022 (the “Record Date”), of the Company's outstanding common stock, $.001 par value per share (“Common Stock”).
The purpose of the Information Statement is to notify the Company’s stockholders that, in lieu of a meeting of the Company’s Board and a meeting of the Company’s stockholders, respectively, and pursuant to Sections 141(f), 228 and 242 of the Delaware General Corporation Law (the “DGCL”), the Board acting by written consent on August 16, 2022 (the “Board Written Consent”) and the holders of approximately 75% of our outstanding Common Stock as of the Record Date acting by written consent (the “Stockholder Written Consent”), have resolved to amend and restate the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to change the Company’s fiscal year period from October 1st through September 30th each year to January 1st through December 31st each year commencing with the 2022 calendar year (the “Bylaws Restatement”). As a result, the Company’s 2022 fiscal year will now be the period from January 1, 2022 to December 31, 2022. The proposed form of the Bylaws Restatement (the “3rd Restated Bylaws”) is attached as Exhibit A to this Information Statement – “Third Amended and Restated Bylaws.”
The Information Statement constitutes notice to you of the aforementioned corporate actions to be taken without a meeting, by less than unanimous consent of our stockholders, pursuant to Section 228 of the DGCL. The ability to proceed without a special meeting of the stockholders to approve, adopt and/or ratify the corporate actions set forth above is authorized by Sections 228 and 242 of the DGCL which provides that, unless otherwise provided in our First Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), actions required or permitted to be taken at a meeting of our stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. Our Certificate of Incorporation does not contain any provisions contrary to the provisions of Sections 228 and 242 of the DGCL. Furthermore, our Bylaws currently permit action to be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to the Company’s Bylaws, in addition to Board approval, the required vote for the approval of the Bylaws Restatement and adoption of the 3rd Restated Bylaws was the affirmative vote of the holders of not less than 50% of the issued and outstanding shares of Common Stock.
Thus, to eliminate the cost and time involved in holding a special meeting of stockholders, and in order to take the corporate actions as described in the Information Statement, the Board recommended that certain of our stockholders holding in excess of 50% of our Common Stock act by written consent. As of the Record Date, there were 19,865,978 shares of our Common Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. We do not have any shares of preferred stock issued and outstanding. On August 19, 2022, the holders of record of approximately 75% of the outstanding shares of our Common Stock on such date, executed and delivered to us the Stockholder Written Consent approving and adopting the 3rd Restated Bylaws, including the change of the Company’s fiscal year period to January 1st through December 31st commencing with the 2022 calendar year.
We are distributing the Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the DGCL and of Regulation 14C of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
This Information Statement is dated as of and is first being mailed to our stockholders of record on or about September 2, 2022.

FORWARD-LOOKING STATEMENTS
This Information Statement and other reports that we file with the SEC may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.
Actual outcomes may differ materially from these statements. The risks listed in this Information Statement, as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. Except as required by law, we disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

DESCRIPTION OF THE BYLAWS RESTATEMENT
Summary of the Bylaws Restatement
For the reasons discussed below, our Board has adopted resolutions to amend and restate the Company’s Bylaws to change the Company’s fiscal year period from October 1st through September 30th each year to January 1st through December 31st each year commencing with the 2022 calendar year (the “Bylaws Restatement”) and to adopt the 3rd Restated Bylaws. The Board has obtained the requisite approval of stockholders for the aforementioned corporate actions, as described below. The proposed form of the Bylaws Restatement is attached as Exhibit A to this Information Statement – “Third Amended and Restated Bylaws.”
General
Our Bylaws currently provide that the fiscal year period of the Company begins on the first day of October and end on the last day of September of each year.
On August 19, 2022, stockholders holding approximately 75% of our issued and outstanding Common Stock approved the Bylaws Restatement and adopted the 3rd Restated Bylaws, which provide that the first day of the Company’s fiscal year begins on the first day of January and ends on the last day of December each year commencing with the 2022 calendar year.
Principal Reasons for the Bylaws Restatement and Change of Fiscal Year End
On February 26, 2021 (the “Closing Date”), Riley Permian (f/k/a Tengasco, Inc. (“Tengasco”)), consummated a merger pursuant to that certain Agreement and Plan of Merger, dated as of October 21, 2020, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of January 20, 2021 by and among Tengasco, Antman Sub, LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of Tengasco (“Merger Sub”), and Riley Exploration – Permian, LLC (“REP LLC”). Merger Sub merged with and into REP LLC, with REP LLC as the surviving company and as a wholly owned subsidiary of Tengasco (collectively, with the other transactions described in the Merger Agreement, the “Merger”). On the Closing Date of the Merger, the Registrant changed its name from Tengasco, Inc. to Riley Exploration Permian, Inc. Additionally, on the Closing Date of the Merger, the Company changed its fiscal year to begin on the first day of October and end on the last day of September each year, which was the fiscal year period for our accounting predecessor, REP, LLC.
In approving the change to the Company’s fiscal year, the Board considered several factors, including facilitating reporting cycles for operational and financial data consistent with the majority of companies in our industry, streamlining efficiencies in fiscal and tax reporting cycles and increasing transparency with comparative data. For these reasons, the Board believes it is in the best interests of the Company and its stockholders to have a fiscal year that aligns with our peer group in the oil and gas industry.
Voting and Vote Required
The Company is not seeking consents, authorizations or proxies from you. Under our Bylaws and the DGCL, the Bylaws Restatement may be approved, without a meeting of stockholders, by a resolution of our Board of Directors, followed by the written consent of stockholders representing not less than 50% of the voting power of our outstanding shares of Common Stock.
As of the Record Date, there were 19,865,978 shares of our Common Stock issued and outstanding. On August 19, 2022, the holders of record of approximately 75% of the outstanding shares of our Common Stock on such date, executed and delivered to us the Stockholder Written Consent approving the Bylaws Restatement and adopting the 3rd Restated Bylaws, including the change of the Company’s fiscal year end from September 30th to December 31st commencing with the 2022 calendar year. Accordingly, the Stockholder Written Consent was executed by stockholders holding sufficient voting power to approve the actions contemplated by the Stockholder Written Consent and no further stockholder action is required.
Effective Date of Bylaws Restatement
In accordance with Rule 14c-2 under the Exchange Act, the actions taken by written consent described herein will become effective no earlier than 20 calendar days after the date on which this Information Statement is sent or given to our stockholders. This Information Statement is first being mailed on or about September 2, 2022 to the Company’s stockholders of record as of the Record Date. We anticipate that the effective date of the actions taken by written consent described herein will be on or about September 23, 2022.

No Dissenters’ Rights of Appraisal
Under the DGCL, the Bylaws Restatement described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership of the Company’s Common Stock as of August 16, 2022 by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each director of the Company, (iii) each of our executive officers named in the “Summary Compensation Table” in the Company’s proxy statement dated January 28, 2022 (the “Named Executive Officers”), and (iv) all Named Executive Officers and directors of the Company as a group. As of August 16, 2022, 19,865,978 shares of the Company's Common Stock were issued and outstanding.
The following table also includes (unless otherwise noted) any additional shares of Common Stock that a stockholder listed below has a right to acquire within 60 days after August 16, 2022. The percentage ownership of the outstanding Common Stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has exercised options or any other right to acquire shares of our Common Stock.
	Shares Beneficially Owned(1)(2)
	Number	Percent
5% Stockholders
Riley Exploration Group, LLC(3)	3,485,779	17.5%
Yorktown VI Associates LLC(3)	84,505	*
Yorktown Energy Partners X, L.P.(3)	390,860	2.0%
Yorktown Energy Partners XI, L.P.(3)	1,784,113	9.0%
Bluescape Riley Exploration Holdings LLC(4)	5,221,767	26.3%
Alvin Libin(5)	1,961,050	9.9%
Estate of Antonie VandenBrink(5)	1,974,212	9.9%

Named Executive Officers and Directors
Bobby D. Riley(6)	311,271	1.6%
Kevin Riley(7)	175,749	*
Corey Riley(8)	69,814	*
Philip Riley(9)	45,092	*
Bryan H. Lawrence(3)	4,786	*
Brent Arriaga(10)	5,418	*
Rebecca L. Bayless(11)	5,468	*
E. Wayne Nordberg(10)	5,418	*
Beth di Santo(12)	10,500	*
All Directors and Named Executive Officers as a Group(13)	633,516	3.2%
*	Less than 1%
(1)
The amounts and percentages of Common Stock beneficially owned are reported on the bases and regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security.

(2)
Shares Beneficially Owned reflects 19,865,978 shares issued and outstanding Common Stock, which includes 320,534 shares of unvested restricted stock issued under the LTIP that remain subject to forfeiture.

(3)
Pursuant to the Schedule 13D/A filed by Riley Exploration Group, LLC (“REG”) with the Securities and Exchange Commission on October 18, 2021 and Form 4s filed by Bryan H. Lawrence on October 29, 2021, March 17, 2022 and April 14, 2022, REG directly owns 3,485,779 shares of the Company’s Common Stock. Yorktown Energy Partners VII, L.P. (“Yorktown VII”), Yorktown Energy Partners VIII, L.P. (“Yorktown VIII”), Yorktown Energy Partners IX, L.P. (“Yorktown IX”), and Yorktown Energy Partners X, L.P. (“Yorktown X”) (collectively, “Yorktown”), collectively own approximately 98.93% of REG. Pursuant to the terms of the Amended and Restated Limited Liability Agreement of REG (“REG LLC Agreement”), Yorktown has the ability to elect a majority of the Board of Managers of REG. Because Yorktown VI Associates LLC (“Yorktown VI Associates”) is the sole general partner of Yorktown VI Company LP (“Yorktown VI Co”), the sole general partner of Yorktown Energy Partners VI, L.P. (“Yorktown VI”), it may be deemed to beneficially own shares of the Company’s Common Stock based on its relationship with Yorktown VI. Yorktown VI Co and Yorktown VI Associates disclaim beneficial ownership of the shares owned by Yorktown VI except to the extent of their pecuniary interest therein. Because Yorktown VII Associates LLC (“Yorktown VII Associates”) is the sole general partner of Yorktown VII Company LP (“Yorktown VII Co”), the sole general partner of Yorktown VII, it may be deemed to beneficially own shares of the Company’s Common Stock based on its relationship with Yorktown VII. Yorktown VII, Yorktown VII Co and Yorktown VII Associates disclaim beneficial ownership of the shares owned by REG except to the extent of their pecuniary interest therein. Because Yorktown VIII Associates LLC (“Yorktown VIII Associates”) is the sole general partner of Yorktown VIII Company LP (“Yorktown VIII Co”), the sole general partner of Yorktown VIII, it may be deemed to beneficially own shares of the Company’s Common Stock based on its relationship with Yorktown VIII. Yorktown VIII, Yorktown VIII Co and Yorktown VIII Associates disclaim beneficial ownership of the shares owned by REG except to the extent of their pecuniary interest therein. Because Yorktown IX Associates LLC (“Yorktown IX Associates”) is the sole general partner of Yorktown IX Company LP (“Yorktown IX Co”), the sole general partner of Yorktown IX, it may be deemed to beneficially own shares of the Company’s Common Stock based on its relationship with Yorktown IX. Yorktown IX, Yorktown IX Co and Yorktown IX Associates disclaim beneficial ownership of the shares owned by REG except to the extent of their pecuniary interest therein. Because Yorktown X Associates LLC (“Yorktown X Associates”) is the sole general partner of Yorktown X Company LP (“Yorktown X Co”), the sole general partner of Yorktown X, it may be deemed to beneficially own shares of the Company’s Common Stock based on its relationship with Yorktown X. Yorktown X, Yorktown X Co and Yorktown X Associates disclaim beneficial ownership of the shares owned by REG except to the extent of their pecuniary interest therein, and Yorktown X Co and Yorktown X Associates disclaim beneficial ownership of the shares owned by Yorktown X except to the extent of their pecuniary interest therein. Because Yorktown XI Associates LLC (“Yorktown XI Associates”) is the sole general partner of Yorktown XI Company LP (“Yorktown XI Co”), the sole general partner of Yorktown Energy Partners XI, L.P. ( “Yorktown XI”), it may be deemed to beneficially own the shares of the Company’s Common Stock based on its relationship with Yorktown XI. Yorktown XI Co and Yorktown XI Associates disclaim beneficial ownership of the Company’s Common Stock held by Yorktown XI except to the extent of their pecuniary interest therein. The managers of each of Yorktown VI Associates, Yorktown VII Associates, Yorktown VIII Associates, Yorktown IX Associates, Yorktown X Associates and Yorktown XI Associates, who act by majority approval, are Bryan H. Lawrence, one of the Company’s directors, W. Howard Keenan, Jr., Peter A. Leidel, Tomás R. LaCosta, Robert A. Signorino and with respect to Yorktown VIII Associates, Yorktown IX Associates, Yorktown X Associates and Yorktown XI Associates, Bryan R. Lawrence. The address of Yorktown entities is 410 Park Avenue, 20th Floor, New York, New York 10022. The address of Riley Exploration Group, LLC is 29 E. Reno, Suite 500, Oklahoma City, Oklahoma 73104.
(4)
Pursuant to a Schedule 13D/A filed by Bluescape Resources Company LLC on April 6, 2021, Bluescape Riley Exploration Acquisition LLC is a wholly owned subsidiary of Bluescape Riley Exploration Holdings LLC. Bluescape Energy Recapitalization and Restructuring Fund III LP has voting and dispositive power over the Company’s Common Stock held by Bluescape Riley Exploration Acquisition LLC and Bluescape Riley Exploration Holdings LLC and therefore may also be deemed to be the beneficial owner of these shares. Bluescape Energy Partners III GP LLC may be deemed to share voting and dispositive power over these shares and therefore may also be deemed to be the beneficial owner of these shares by virtue of Bluescape Energy Partners III GP LLC being the sole general partner of Bluescape Energy Recapitalization and Restructuring Fund III LP. Bluescape Resources GP Holdings LLC may be deemed to share voting and dispositive power over these shares and therefore may also be deemed to be the beneficial owner of these shares by virtue of Bluescape Resources GP Holdings LLC being the manager of Bluescape Energy Partners III GP LLC. Charles John Wilder, Jr. may be deemed to share voting and dispositive power over these shares and therefore may also be deemed to be the beneficial owner of these shares by virtue of Charles John Wilder, Jr. being the manager of Bluescape Resources GP Holdings LLC. Each of Bluescape Riley Exploration Acquisition LLC, Bluescape Riley Exploration Holdings LLC, Bluescape Energy Recapitalization and Restructuring Fund III LP, Bluescape Energy Partners III GP LLC, Bluescape Resources GP Holdings LLC, and Charles John Wilder, Jr. disclaims beneficial ownership of the shares reported as held by Bluescape Riley Exploration Holdings LLC in excess of its respective pecuniary interest in such shares. The address of Bluescape Riley Exploration Acquisition LLC and Bluescape Riley Exploration Holdings LLC and mailing address of each listed beneficial owner is 300 Crescent Court, Suite 1860, Dallas, Texas 75201. Philip Riley, currently the Company’s Chief Financial Officer and Executive Vice President - Strategy and formerly a director of REP LLC, was also an investment manager for Bluescape Riley Exploration Holdings LLC.

(5)
Pursuant to a Schedule 13D filed by Boomer Petroleum, LLC (“Boomer”) on December 7, 2021, Boomer entered into a plan of distribution pursuant to which all of its shares of Company Common Stock were distributed to its members as follows: (1) 1,768,702 shares were distributed to Balmon California, Inc., which is a wholly owned subsidiary of Balcal Holdings Ltd., which is a wholly owned subsidiary of Balmon Investments Ltd., which is wholly owned by Alvin Libin. Balcal Holdings Ltd., Balmon Investments Ltd. and Alvin Libin are indirect beneficial owners of these securities. In addition, Balmon Investments directly owns 192,348 shares of Common Stock, which means that Balmon Investments and Mr. Libin may be deemed to have direct and indirect beneficial ownership of 1,961,050 shares of the Company’s Common Stock; and (2) 1,768,702 shares were distributed to Texel Resources Inc., which is a wholly owned subsidiary of Tokay Capital Corp., which is wholly owned by the Estate of Antonie VandenBrink. Texel Resources Inc. subsequently purchased an additional 67,510 shares in the open market. Tokay Capital Corp. and the Estate of Antonie VandenBrink are indirect beneficial owners of these securities. In addition, the Estate of Antonie VandenBrink directly owns 138,000 shares of the Company’s Common Stock, which means that the Estate may be deemed to have direct and indirect beneficial ownership of 1,974,212 outstanding shares of the Company’s Common Stock.

(6)	Includes 84,342 unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture. Includes 209,696 shares pledged as collateral to secure certain personal indebtedness.
(7)	Includes 50,373 unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture. Includes 118,382 shares pledged as collateral to secure certain personal indebtedness.
(8)	Includes 44,978 unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture.
(9)	Includes 26,831 unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture. Includes 17,261 shares pledged as collateral to secure certain personal indebtedness.
(10)	Includes 3,731 unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture.
(11)	All shares are unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture.
(12)	Includes 5,250 unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture.
(13)	Includes 224,704 unvested shares of restricted stock issued under the LTIP that remain subject to forfeiture.
Interests of Certain Persons In or In Opposition to Matters to be Acted On
No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon. None of our directors have informed us in writing that he/she intends to oppose any action to be taken by the Company.
Proposals by Stockholders
No stockholder has requested that we include any additional proposals in this Information Statement.

ADDITIONAL INFORMATION
Annual Report on Form 10-K and Additional Information
The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.
The reports we file with the SEC and the accompanying exhibits may be accessed free of charge from the SEC’s EDGAR archives at https://www.sec.gov. We provide free of charge in the “Investors” section of our website, www.rileypermian.com, access to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as amendments to those reports, as soon as reasonably practical after the reports are electronically filed with, or furnished to, the SEC. We will also mail copies of our prior reports to any stockholder upon written request.
As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders with information required by the rules and regulations of the Exchange Act.
Cost of this Information Statement
The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record, as of the Record Date, by them. We will reimburse these brokerage houses, nominees, custodians, fiduciaries and other like parties for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.
Householding of Stockholder Materials
We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.
By Order of the Board of Directors,
/s/ Beth di Santo
Name: Beth di Santo
Title: Corporate Secretary
September 2, 2022

EXHIBIT A
THIRD AMENDED AND RESTATED BYLAWS
OF
RILEY EXPLORATION PERMIAN, INC.
Incorporated under the Laws of the State of Delaware

Date of Adoption: September 23, 2022
ARTICLE I
OFFICES AND RECORDS
SECTION 1.1 Registered Office. The registered office of Riley Exploration Permian, Inc. (the “Corporation”) in the State of Delaware shall be as set forth in the Certificate of Incorporation of the Corporation, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Certificate of Incorporation”), and the name of the Corporation’s registered agent at such address is as set forth in the Certificate of Incorporation. The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by applicable law.
SECTION 1.2 Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may from time to time require.
SECTION 1.3 Books and Records. The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board.
ARTICLE II
STOCKHOLDERS
SECTION 2.1 Annual Meetings. If required by applicable law, an annual meeting of the stockholders of the Corporation shall be held at such date, time and place, if any, either within or outside of the State of Delaware, as may be fixed by resolution of the Board. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.
SECTION 2.2 Special Meetings. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by a majority of the directors then serving on the Board, the Chairman of the Board, or the Chief Executive Officer.
SECTION 2.3 Record Date.
(A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be more than sixty nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(B) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
(C) Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board, (i) when no prior action of the Board is required by applicable law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
SECTION 2.4 Stockholder List. The officer who has charge of the stock ledger shall prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date), arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either on a reasonably accessible electronic network (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. The stock list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of the stockholders.
SECTION 2.5 Place of Meeting. The Board, the Chairman of the Board, the Chief Executive Officer or the President, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal executive offices of the Corporation. The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the Delaware General Corporation Law (the “DGCL”) and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.
SECTION 2.6 Notice of Meeting. Written notice, stating the place, if any, date and time of the meeting, shall be given, not less than ten days nor more than 60 days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. The notice shall specify (A) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), (B) the place, if any, date and time of such meeting, (C) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and (D) in the case of a special meeting, the purpose or purposes for which such meeting is called. If the stockholder list referred to in Section 2.4 of these Bylaws is made accessible on an electronic network, the notice of meeting must indicate how the stockholder list can be accessed. If the meeting of stockholders is to be held solely by means of electronic communications, the notice of meeting must provide the information required to access such stockholder list during the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. The Corporation may provide stockholders with notice of a meeting by electronic transmission provided such stockholders have consented to receiving electronic notice in accordance with the DGCL. Such further notice shall be given as may be required by applicable law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting.
SECTION 2.7 Quorum and Adjournment of Meetings.
(A) Except as otherwise required by applicable law or by the Certificate of Incorporation, the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Chairman of the meeting may adjourn or recess the meeting from time to time for any reasonable reason, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
(B) Any meeting of stockholders, annual or special, may adjourn or recess from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned or recessed meeting if the date, time and place thereof are announced at the meeting at which the adjournment or recess is taken; provided, however, that if the adjournment or recess is for more than 30 days, a notice of the adjourned or recessed meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned or recessed meeting, the Corporation may transact any business that might have been transacted at the original meeting.
SECTION 2.8 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such other manner prescribed by the DGCL) by the stockholder or by his duly authorized attorney-in-fact. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission. No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and applicable law makes it irrevocable. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation.
SECTION 2.9 Notice of Stockholder Business and Nominations.
(A) At any meeting of stockholders, no business shall be conducted which has not been properly brought before the meeting. To be properly brought before a meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a stockholder.
(B) For stockholder proposals to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than one hundred twenty (120) days immediately preceding the date of the mailing of the notice of annual meeting and proxy statement and other materials for the preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must so be received not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or public disclosure was made, which ever first occurs.
(C) In the case of stockholder proposals, the notice shall set forth (i) a brief description of the proposal or business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name, age, business and residence address of the stockholder submitting the proposal, (iii) the principal occupation or employment of such stockholder, (iv) the number of shares of the Corporation which are beneficially owned by such stockholder and the date which shares were first acquired by the shareholder, and (v) any material interest of the stockholder in such proposal. The Chairman of the Board of Directors shall, if the facts warrant, determine and declare to the meeting that a proposal was not properly brought before the meeting in accordance with the provisions of this Section 2.9, and if he or she should so determine, and any proposal not properly brought before the meeting shall not be transacted. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 2.9.
SECTION 2.10 Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate in its sole discretion. The Chairman of the Board, if one shall have been elected, or in the Chairman of the Board’s absence or if one shall not have been elected, the director or officer designated by the majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships (the “Whole Board”), shall preside at all meetings of the stockholders as “Chairman of the Meeting.” Except to the extent inconsistent with such rules and regulations as adopted by the Board, the Chairman of the Meeting shall have the right and authority to convene and for any reason to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the Chairman of the Meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Chairman of the Meeting, may include, without limitation, the following: (A) the establishment of an agenda or order of business for the meeting; (B) rules and procedures for maintaining order at the meeting and the safety of those present; (C) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (D) restrictions on entry to the meeting after the time fixed for the commencement thereof; (E) limitations on the time allotted to questions or comments by participants; and (F) restrictions of the use of audio and video recording devices. The Chairman of the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting, and if such Chairman of the Meeting should so determine, such chairman of the meeting shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the Chairman of the Meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
SECTION 2.11 Required Vote. Subject to the rights of the holders of any series of preferred stock of the Corporation (the “Preferred Stock”) to elect directors under specified circumstances, at any meeting at which directors are to be elected, so long as a quorum is present, directors shall be elected by a plurality of the votes validly cast in such election. Unless otherwise provided in the Certificate of Incorporation, cumulative voting for the election of directors shall be prohibited. Except as otherwise required by applicable law, the rules and regulations of any stock exchange applicable to the Corporation, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors and certain non-binding advisory votes described below, the affirmative vote of a majority of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders. In non-binding advisory matters with more than two possible vote choices, the affirmative vote of a plurality of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the stockholders.
SECTION 2.12 Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock belonging to it or any other corporation, if a majority of shares entitled to vote in the election of directors of such corporation is held, directly or indirectly by the Corporation, and such shares will not be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or such other corporation, to vote stock of the Corporation held in a fiduciary capacity.
SECTION 2.13 Inspectors of Elections; Opening and Closing the Polls. The Corporation may, and when required by applicable law, shall, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders and the appointment of an inspector is required by applicable law, the Chairman of the Meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by applicable law.
SECTION 2.14 Stockholder Action by Written Consent.
(A) Prior to the first date on which any investment funds sponsored or managed by Yorktown Partners LLC (“Yorktown”), Bluescape Riley Exploration Holdings LLC (“Bluescape”) and Boomer Petroleum, LLC (“Boomer” and together with Yorktown and Bluescape, the “Sponsors” and each, a “Sponsor”) and their respective Affiliates (as such term is defined in the Certificate of Incorporation) no longer individually or collectively beneficially own (or otherwise have the right to vote or direct the vote of) more than 50% of the outstanding shares of the Corporation’s common stock, par value $0.001 per share (such stock, the “Common Stock” and such date, the “Trigger Date”), any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
(B) On and after the Trigger Date, subject to the rights of holders of any class or series of Preferred Stock with respect to such class or series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.
ARTICLE III
BOARD OF DIRECTORS
SECTION 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board elected in accordance with these Bylaws. In addition to the powers and authorities expressly conferred upon them by statute, the Certificate of Incorporation or these Bylaws, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. The directors shall act only as a Board, and the individual directors shall have no power as such.
SECTION 3.2 Number, Tenure and Qualifications. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board. The election and term of directors shall be as set forth in the Certificate of Incorporation.
SECTION 3.3 Regular Meetings. Subject to Section 3.5, regular meetings of the Board shall be held on such dates, and at such times and places, as are determined from time to time by resolution of the Board.
SECTION 3.4 Special Meetings. Special meetings of the Board shall be called at the request of the Chairman of the Board, the Executive Chairman the President and Chief Executive Officer or a majority of the Board then in office. The person or persons authorized to call special meetings of the Board may fix the place, if any, date and time of the meetings. Any business may be conducted at a special meeting of the Board.
SECTION 3.5 Notice. Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail, courier service or facsimile or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered if deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered if the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by facsimile or electronic transmission, such notice shall be deemed adequately delivered if the notice is transmitted at least 24 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 24 hours prior to the time set for the meeting and shall be confirmed by facsimile or electronic transmission that is sent promptly thereafter. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 9.1.

SECTION 3.6 Action by Consent of Board. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, including by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Delaware.
SECTION 3.7 Conference Telephone Meetings. Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
SECTION 3.8 Quorum. A whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may, to the fullest extent permitted by law, adjourn the meeting from time to time without further notice unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.5 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than 24 hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting. Except as otherwise expressly required by law, the Certificate of Incorporation or these Bylaws, all matters shall be determined by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present. To the fullest extent permitted by law, the directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.
SECTION 3.9 Vacancies. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, creation of a new directorship, or otherwise, a majority of the remaining directors, though less than a quorum, shall choose a successor or successors, or a director to fill the newly created directorship. In no event shall the shareholders have the right to fill such vacancies, unless the Board has determined by resolution that stockholders shall fill such vacancy at a meeting of stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.
SECTION 3.10 Removal.
(A) Until the Trigger Date, subject to the rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, the Certificate of Incorporation and these Bylaws.
(B) On and after the Trigger Date, subject to the rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any director may be removed only for cause, upon the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders in accordance with the DGCL, the Certificate of Incorporation and these Bylaws.
(C) Except as applicable law otherwise provides, cause for the removal of a director shall be deemed to exist only if the director whose removal is proposed: (1) has been convicted of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (2) has been found to have been grossly negligent in the performance of his duties to the Corporation in any matter of substantial importance to the Corporation by (a) the affirmative vote of at least 80% of the directors then in office at any meeting of the Board called for that purpose or (b) a court of competent jurisdiction; or (3) has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability to serve as a director of the Corporation.

SECTION 3.11 Records. The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.
SECTION 3.12 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.
SECTION 3.13 Regulations. To the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate.
ARTICLE IV
COMMITTEES
SECTION 4.1 Designation; Powers. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.
SECTION 4.2 Procedure; Meetings; Quorum. Any committee designated pursuant to Section 4.1 shall choose its own chairman by a majority vote of the members then in attendance in the event the chairman has not been selected by the Board, shall keep regular minutes of its proceedings, and shall meet at such times and at such place or places as may be provided by the charter of such committee or by resolution of such committee or resolution of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. The Board shall adopt a charter for each committee for which a charter is required by applicable laws, regulations or stock exchange rules, may adopt a charter for any other committee, and may adopt other rules and regulations for the governance of any committee not inconsistent with the provisions of these Bylaws or any such charter, and each committee may adopt its own rules and regulations of governance, to the extent not inconsistent with these Bylaws or any charter or other rules and regulations adopted by the Board.
SECTION 4.3 Substitution of Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.
ARTICLE V
OFFICERS
SECTION 5.1 Officers. The officers of the Corporation may be a Chairman of the Board, an Executive Chairman, a President and Chief Executive Officer, a Chief Financial Officer, a Chief Accounting Officer, a Chief Operating Officer and such other officers as the Board from time to time may deem proper. The Chairman of the Board shall be chosen from among the directors. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any committee thereof. The Board or any committee thereof may from time to time elect, or the Chairman of the Board, Executive Chairman or President and Chief Executive Officer, if any, may appoint, such other officers (including a Secretary, Treasurer, one or more Senior Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board or such committee thereof or by the Chairman of the Board, Executive Chairman or President and Chief Executive Officer, as the case may be. Any number of offices may be held by the same person.
SECTION 5.2 Election and Term of Office. Each officer shall hold office until his successor shall have been duly elected or appointed and shall have qualified or until his death or until he shall resign, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board or, except in the case of an officer or agent elected by the Board, by the Chairman of the Board, Executive Chairman or President and Chief Executive Officer, if any. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.
SECTION 5.3 Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board. The Chairman of the Board shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office that may be required by law and all such other duties as are properly required of him by the Board. He shall make reports to the Board and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Chairman of the Board may also serve as Chief Executive Officer, if so elected by the Board.
SECTION 5.4 Executive Chairman. The Executive Chairman shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Executive Chairman shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of the Board.
SECTION 5.5 Chief Executive Officer. The Chief Executive Officer, if any, shall act in a general executive capacity and shall assist the Chairman of the Board and Executive Chairman in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Chief Executive Officer (if any and if he or she shall be a director) shall, in the absence of or because of the inability to act of the Chairman of the Board and Executive Chairman, perform all duties of the Chairman of the Board and preside at all meetings of the Board.
SECTION 5.6 President. The President, if any, shall act in a general executive capacity and shall assist the Chief Executive Officer, the Chairman of the Board and Executive Chairman in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The President (if any and if he or she shall be a director) shall, in the absence of or because of the inability to act of the Chairman of the Board, Executive Chairman and Chief Executive Officer, perform all duties of the Chairman of the Board and preside at all meetings of the Board.
SECTION 5.7 Chief Financial Officer. The Chief Financial Officer, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, Executive Chairman and President and Chief Executive Officer, the Chief Financial Officer (if any and if he or she shall be a director) shall preside when present at all meetings of the Board.
SECTION 5.8 Chief Accounting Officer. The Chief Accounting Officer, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board or the Chairman of the Board or the President and Chief Executive Officer.
SECTION 5.9 Chief Operating Officer. The Chief Operating Officer, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board or the Chairman of the Board, the Executive Chairman or the President and Chief Executive Officer.
SECTION 5.10 Executive Vice Presidents and Senior Vice Presidents. Each Executive Vice President and Senior Vice President, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board or the Chairman of the Board or the Chairman of the Board, the Executive Chairman or the President and Chief Executive Officer.
SECTION 5.11 Treasurer. The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him from time to time by the Board or the Chairman of the Board, the Executive Chairman or the President and Chief Executive Officer.
SECTION 5.12 Secretary. The Secretary, if any, shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders; he shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law; he shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; and he shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the Chairman of the Board, the Executive Chairman or the President and Chief Executive Officer.
SECTION 5.13 Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board. Any vacancy in an office appointed by the Chairman of the Board, the Executive Chairman or the President and Chief Executive Officer, if any, because of death, resignation or removal may be filled by the Chairman of the Board or the President and Chief Executive Officer, if any.
SECTION 5.14 Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board, the Executive Chairman, the President and Chief Executive Officer or any officer authorized by the Chairman of the Board, the Executive Chairman or the President and Chief Executive Officer, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers that the Corporation may possess by reason of its ownership of securities in such other corporation.
SECTION 5.15 Delegation. The Board may from time to time delegate the powers and duties of any officer to any other officer or agent, notwithstanding any provision hereof.
ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS
SECTION 6.1 Stock Certificates and Transfers. The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. The shares of the stock of the Corporation shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of shares. Subject to the provisions of the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation, which may be maintained by a third-party registrar or transfer agent, by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated shares and upon compliance with appropriate procedures for transferring shares in uncertificated form, at which time the Corporation shall issue a new certificate to the person entitled thereto (if the stock is then represented by certificates), cancel the old certificate and record the transaction upon its books. Each certificated share of stock shall be signed, countersigned and registered in the manner required by law. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
SECTION 6.2 Lost, Stolen or Destroyed Certificates. No certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or his discretion require.
SECTION 6.3 Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

SECTION 6.4 Regulations Regarding Certificates. The Board shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation. The Corporation may enter into additional agreements with stockholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the DGCL.
ARTICLE VII
MISCELLANEOUS PROVISIONS
SECTION 7.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the last day of December of each year commencing with the 2022 calendar year.
SECTION 7.2 Dividends. Except as otherwise provided by law or the Certificate of Incorporation, the Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock, which dividends may be paid in either cash, property or shares of stock of the Corporation. A member of the Board, or a member of any committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.
SECTION 7.3 Seal. If the Board determines that the Corporation shall have a corporate seal, the corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and the words “Riley Exploration Permian, Inc. — Delaware.”
SECTION 7.4 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, including by electronic transmission, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
SECTION 7.5 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice, including by electronic transmission, of such resignation to the Chairman of the Board, the Executive Chairman, the President and Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Executive Chairman, the Chief Executive Officer, the President or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board or the stockholders to make any such resignation effective.
SECTION 7.6 Indemnification and Advancement of Expenses.
(A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent, or in any other capacity while serving as a director, officer, trustee, employee or agent, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding.

(B) The Corporation shall, to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal (hereinafter, a “final adjudication”) that the Covered Person is not entitled to be indemnified under this Section 7.6 or otherwise.
(C) The rights to indemnification and advancement of expenses under this Section 7.6 shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 7.6, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.
(D) If a claim for indemnification under this Section 7.6 (following the final disposition of such proceeding) is not paid in full within 60 days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Section 7.6 is not paid in full within 30 days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim, or a claim brought by the Corporation to recover an advancement of expenses prior to the terms of an undertaking, to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In (1) any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (2) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Section 7.6 or otherwise shall be on the Corporation.
(E) The rights conferred on any Covered Person by this Section 7.6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, any provision of the Certificate of Incorporation, these Bylaws, any agreement or vote of stockholders or disinterested directors or otherwise.
(F) This Section 7.6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
(G) Any Covered Person entitled to indemnification and/or advancement of expenses, in each case pursuant to this Section 7.6, may have certain rights to indemnification, advancement and/or insurance provided by one or more persons with whom or which such Covered Person may be associated (including, without limitation, any of the Sponsors). The Corporation hereby acknowledges and agrees that (1) the Corporation shall be the indemnitor of first resort with respect to any proceeding, expense, liability or matter that is the subject of this Section 7.6, (2) the Corporation shall be primarily liable for all such obligations and any indemnification afforded to a Covered Person in respect of a proceeding, expense, liability or matter that is the subject of this Section 7.6, whether created by law, organizational or constituent documents, contract or otherwise, (3) any obligation of any persons with whom or which a Covered Person may be associated (including, without limitation, any of the Sponsors) to indemnify such Covered Person and/or advance expenses or liabilities to such Covered Person in respect of any proceeding shall be secondary to the obligations of the Corporation hereunder, (4) the Corporation shall be required to indemnify each Covered Person and advance expenses to each Covered Person hereunder to the fullest extent provided herein without regard to any rights such Covered Person may have against any other person with whom or which such Covered Person may be associated (including, without limitation, any of the Sponsors) or insurer of any such person, and (5) the Corporation irrevocably waives, relinquishes and releases any other person with whom or which a Covered Person may be associated (including, without limitation, any of the Sponsors) from any claim of contribution, subrogation or any other recovery of any kind in respect of amounts paid by the Corporation hereunder.
(H) The Corporation shall maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
SECTION 7.7 Facsimile and Electronic Signatures. In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof, the Chairman of the Board or the President and Chief Executive Officer.
SECTION 7.8 Time Periods. In applying any provision of these Bylaws that require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
SECTION 7.9 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
ARTICLE VIII
FORUM FOR ADJUDICATION OF DISPUTES
SECTION 8.1 Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim against the Corporation, or any directors, officers or employees or agents of the Corporation arising pursuant to any provision of the DGCL, the Corporation’s Amended and Restated Certificate of Incorporation or these Second Amended and Restated Bylaws, or (D) any action asserting a claim against the Corporation, its directors, officers or employees or agents governed by the internal affairs doctrine, except as to each of (A) through (D) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or over which the Court of Chancery does not have subject matter jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring a complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

ARTICLE IX
AMENDMENTS
SECTION 9.1 Amendments. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, prior to the Trigger Date, the Board is authorized to adopt, amend or repeal these Bylaws only with the approval of a majority of the Whole Board and the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. On and after the Trigger Date, the Board shall be expressly authorized to adopt, amend or repeal by Bylaws of the Corporation only with the approval of a majority of the Whole Board. Stockholders shall also have the power to adopt, amend or repeal these Bylaws without any requirement to obtain separate Board approval; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, these Bylaws may be adopted, altered, amended or repealed by the stockholders of the Corporation only (A) prior to the Trigger Date, by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, or (B) on and after the Trigger Date, by the affirmative vote of holders of not less than 66 2⁄3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.
Notwithstanding the foregoing, no amendment, alteration or repeal of Section 7.6 shall adversely affect any right or protection existing under these Bylaws immediately prior to such amendment, alteration or repeal, including any right or protection of a present or former director, officer or employee thereunder in respect of any act or omission occurring prior to the time of such amendment.